UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: August 31, 2006

Date of reporting period: February 28, 2006

Item 1. Report to Stockholders.

Semi-Annual Report

February 28, 2006

Investment Advisor

Ascentia Capital Partners, LLC

9408 Double R Blvd.

Suite B

Reno, Nevada 89521

Phone: 1-866-506-7390

TABLE OF CONTENTS

Dear Shareholders:

For the Quarter ending February 28, 2006 the U.S. equity markets continued their upward climb reaching multi-year highs. More impressive, the small and mid-cap Russell indices both reached all-time highs. While the U.S. stock market is at or near multi-year highs, the bull market does seem to be losing some steam. The number of new stocks reaching new highs has been shrinking and the advance/decline line has been looking less favorable. Surprisingly, the U.S. market has enjoyed one of its longest stretches in history without experiencing a 10% decline. However, as we predicted at the beginning of the year, we believe such a correction will occur at some point in 2006.

The Ascentia Long/Short Fund (ALSFX) posted a disappointing return of -3.66% for the three month period ending February 28, 2006. Our negative return was in contrast to the positive 2.96% posted by the S&P 500 Index for the same time period. The Fund’s underperformance to the benchmark is primarily the result of the portfolio’s net short position in U.S. markets to close out 2005, and also our over-exposure in the Energy and Precious Metals sectors in early 2006. Although the Energy and Precious Metals sectors have been strong performers for the past year, those particular groups experienced severe profit-taking during the month of February. For the long term, we continue to believe those two sectors will be outstanding performers for years to come.

It has been an equal-opportunity rally in the equity markets for the last few months, as all styles and market caps have benefited from obvious investor enthusiasm. Small-cap stocks, in particular, shook off calls from market pundits to give up their leadership position, and continued to surge ahead. Even against the headwind of rising borrowing costs, consumers kept up the pace of strong spending to begin the New Year. Tame inflation and impressive productivity gains in the manufacturing sector also stood out as notable landmarks on the economic landscape early in the year. Consumer spending surged in January and is on pace for a 5.0-percent annualized growth rate, though shoppers avoided big-ticket items, partially in response to higher rates. The University of Michigan Index of Consumer Sentiment rose to 86.7 in February—another positive sign for continued economic strength.

Not all recent economic news has been positive, however. Oil prices continue to rise and are not far from the highs reached in last fall’s hurricane aftermath. This de facto tax on businesses and consumers could weigh on economic activity later this year. In addition, housing markets around the nation continue to cool. Housing prices play an important role in current economic conditions, in our view, because the expenditures of American households continue to exceed income. Such a negative savings rate is possible, in part, because rapidly rising housing prices have allowed consumers to access additional purchasing power through home equity loans and other lines of credit. As home prices level off—or even decline—consumers may at some point have no choice but to tighten spending habits. Because consumer activity makes up roughly two-thirds of domestic GDP, and because the U.S. economy is the largest in the world, any slowdown by U.S. consumers would surely have a ripple effect around the globe.

Overall, our current view is unchanged. We continue to expect a slowdown in economic growth this year. Likewise, we expect corporate earnings to continue to slow. Analysts have been toning down their expectations over the past couple of months, with beginning-of-year consensus estimates of 13% having moved down to just over 10%, a trend we expect to continue. After 42 months of bull market (average bull market phase is 37 months), you can feel the speculation in the air. Merger and Acquisition activity is at frenetic levels, and the recent speculative binge in penny stocks traded on the NASDAQ Bulletin Board has far exceeded the wildest days of 1999. Historically, most bull markets have shown signs of an end with a speculative phase. With the latest reports in, S&P 500 earnings now stand at fresh records and current P/E multiples average 18.3x (versus historical average of about 14x). Meanwhile, there is hope that the end of the Fed rate hikes will be favorable for stocks. However, there is no historical evidence to support that. Looking ahead, our view is that the Fed is determined to wait until it is clear that consumption growth has cooled before halting its rate-tightening campaign. At Ascentia, we simply view the current economic environment as high risk/low reward, and we will continue to maintain a defensive posture with overweight positions in Japan, Precious Metals, and Cash.

Thank you for your continued support of the Ascentia Long/Short Fund.

Sincerely,

Alan Alpers

Portfolio Manager

Please refer to the following page for important disclosure information.

Past performance is no guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Advisor and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Certain techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

The Fund may invest in smaller companies that are subject to more abrupt or erratic market movement than larger, more established companies.

The Fund invests in foreign securities which involve currency risk, different accounting standards and are subject to political instability.

The Fund invests in shares of other investment companies that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index. Price to earnings ratio reflects the multiple of earnings at which as stock sells. Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced. Short term performance, in particular is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Ascentia Long/Short Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/26/05 – 2/28/06).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Ascentia Long/Short Fund
	Beginning Account Value 10/26/05	Ending Account Value 2/28/06	Expenses Paid During Period 10/26/05 – 2/28/06*
Actual**	$1,000.00	$941.90	$8.84
Hypothetical (5% return before expenses)***	$1,000.00	$1,007.88	$9.14
*	Expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 124/365 to reflect the period since commencement of operations.
**	Including dividends on short positions, your actual cost of investment in the Fund would be $9.24.
***	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $9.55.

Ascentia Long/Short Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is to achieve absolute total returns. The Fund seeks to achieve its investment objective by utilizing a top-down, macroeconomic approach that analyzes over 80 different capital markets, such as domestic and foreign equity markets, various industry and sector indices, fixed income and currency markets, as well as the commodities markets. The Fund’s investment strategies are driven primarily by a proprietary, quantitative analysis of these market trends over long-, intermediate- and short-term investment cycles.

Sector Breakdown

% of Net Assets

Total Returns as of February 28, 2006

	Ascentia Long/Short Fund	S&P 500 Index
Three Months	(3.66)%	2.96%
Cumulative Since Inception (10/26/05)	(5.81)%	8.28%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-506-7390.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Ascentia Long/Short Fund

Portfolio of Investments	Ticker Symbol: ALSFX

February 28, 2006 (Unaudited)

Exchange Traded Fund	Shares	Market Value	% of Total
SPDR Trust Series 1	5,700	$730,911	38.6%

Total Exchange Traded Fund (Cost $740,088)		730,911	38.6%

Short-Term Investment
Investment Company
AIM Liquid Assets	859,102	859,102	45.3%

Total Short-Term Investment (Cost $859,102)		859,102	45.3%

Total Investments (Cost $1,599,190)		1,590,013	83.9%
Other Assets, less Liabilities		305,647	16.1%

Net Assets		$1,895,660	100.0%

Percentages are stated as a percent of net assets.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Assets and Liabilities

February 28, 2006 (Unaudited)

ASSETS
Investments, at value (cost $1,599,190)	$1,590,013
Receivable for investments sold	977,827
Deposits at broker	91,107
Dividends and interest receivable	4,218
Receivable from Advisor	38,478
Other assets	6,367

TOTAL ASSETS	2,708,010

LIABILITIES
Payable for investments purchased	740,088
Payable to affiliates	25,765
Payable for distribution fees	1,224
Payable to custodian	19,450
Accrued expenses and other liabilities	25,823

TOTAL LIABILITIES	812,350

NET ASSETS	$1,895,660

Net assets consist of:
Paid-in capital	$1,994,180
Accumulated net investment loss	(790)
Accumulated net realized loss	(88,553)
Net unrealized depreciation on investments	(9,177)

Net Assets	$1,895,660

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	155,216

Net asset value, redemption price and offering price per share	$12.21

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Operations

For the Period Ended February 28, 2006(1) (Unaudited)

INVESTMENT INCOME
Interest income	$11,210
Dividend income(2)	4,240

TOTAL INVESTMENT INCOME	15,450

EXPENSES
Advisory fees	9,692
Audit and tax fees	9,500
Transfer agent fees and expenses	8,910
Administration fees	8,837
Fund accounting fees	8,120
Legal fees	4,985
Federal and state registration fees	2,795
Custody fees	1,935
Chief Compliance Officer expenses	1,684
Trustees’ fees and related expenses	1,375
Distribution fees	1,224
Reports to shareholders	750
Other expenses	1,481

TOTAL EXPENSES BEFORE DIVIDENDS ON SHORT POSITIONS AND INTEREST EXPENSE AND WAIVERS AND REIMBURSEMENT BY ADVISOR	61,288
Interest expense	337
Dividends on short positions	261
Less waivers and reimbursement by Advisor	(48,170)

NET EXPENSES	13,716

NET INVESTMENT INCOME	1,734

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investments	(20,857)
Short positions	(58,596)
Option contracts closed	(9,100)
Change in net unrealized appreciation/depreciation on investments	(9,177)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(97,730)

NET DECREASE IN NET ASSETS FROM OPERATIONS	($95,996)

(1)	The Fund commenced operations on October 26, 2005.
(2)	Net of $2 in foreign withholding tax.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Changes in Net Assets

Period Ended February 28, 2006(1) (Unaudited)

FROM OPERATIONS
Net investment income	$1,734
Net realized loss on:
Investments	(20,857)
Short positions	(58,596)
Option contracts closed	(9,100)
Change in net unrealized appreciation/depreciation on investments	(9,177)

Net decrease in net assets from operations	(95,996)

FROM DISTRIBUTIONS
Net investment income	(2,524)

Net decrease in net assets resulting from distributions paid	(2,524)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,991,656
Net asset value of shares issued in reinvestment of distributions to shareholders	2,524

Net increase in net assets from capital share transactions	1,994,180

TOTAL INCREASE IN NET ASSETS	1,895,660
NET ASSETS:
Beginning of period	—

End of period	$1,895,660

ACCUMULATED NET INVESTMENT LOSS	$(790)

(1)	Fund commenced operations on October 26, 2005.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Financial Highlights

For the Period Ended February 28, 2006(1) (Unaudited)

Per Share Data for a Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$13.00

Income (loss) from investment operations:
Net investment income	0.02 (2)
Net realized and unrealized loss on investments	(0.78)

Total from Investment Operations	(0.76)

Less distributions paid:
From net investment income	(0.03)

Total distributions paid	(0.03)

Net Asset Value, End of Period	$12.21

Total Return(3)	(5.81)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$1,896

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	12.64%
After waiver and expense reimbursement(4)(5)	2.80%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)(6)	(9.49)%
After waiver and expense reimbursement(5)(6)	0.35%
Portfolio turnover rate(3)	657.83%

(1)	Fund commenced operations on October 26, 2005.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Not annualized for periods less than a full year.
(4)	The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 12.52% and 2.68%, respectively, for the period ended February 28, 2006.
(5)	Annualized.
(6)	The net investment income (loss) ratios include dividends on short positions and interest expense.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Notes to Financial Statements

February 28, 2006

(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware business trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Ascentia Long/Short Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute total returns. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on October 14, 2005 and commenced operations on October 26, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Ascentia Capital Partners, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices. Securities that are listed on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Short Positions

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

(f)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(g)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2006 was as follows*:

Ordinary income	$2,524

The cost basis of investments for federal income tax purposes at February 28, 2006 were as follows*:

Cost of investments	$1,599,190

Gross unrealized appreciation	—
Gross unrealized depreciation	(9,177)

Net unrealized depreciation	$(9,177)

*	Because tax adjustments are calculated annually, the above tables do not reflect tax adjustments. Tax adjustments will be calculated as part of the Fund’s first annual report, which will be dated August 31, 2006.

(4)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”)

a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended February 28, 2006, the Fund accrued expenses of $1,224 pursuant to the 12b-1 Plan.

(5)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.98% of the Fund’s average daily net assets.

The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 2.68% of the Fund’s average daily net assets. For the period ended February 28, 2006, expenses of $48,170 were waived by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended February 28, 2006(1)
Shares sold	155,015
Shares issued to holders in reinvestment of distributions	201

Net increase	155,216

(1)	The Fund commenced operations on October 26, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2006, were $3,548,733 and $2,787,788, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

ASCENTIA LONG/SHORT FUND

Initial Approval of Investment Advisory Agreement

At a meeting of the Board of Trustees of the Trust on July 19, 2005, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons”) (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the Investment Advisory Agreement (the “Agreement”) between the Ascentia Long/Short Fund (the “Fund”) and the Advisor.

In advance of the meeting, the Independent Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the proposed advisory fees and other expenses of the Fund. In addition, the Advisor provided information regarding its compliance policies and procedures, Code of Ethics and an unaudited balance sheet.

DISCUSSION OF FACTORS CONSIDERED

In connection with the consideration of the approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.	NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED.

The Trustees considered the nature, extent, and quality of services to be provided by the Advisor, including portfolio management, supervision of Fund operations and compliance and regulatory matters. The Trustees concluded that the services to be provided were extensive in nature.

2.	INVESTMENT PERFORMANCE OF RELEVANT ACCOUNTS.

The Trustees discussed the Advisor’s prior experience in managing assets and reviewed performance information relating to a private fund that the Advisor manages in a manner consistent with the Fund’s proposed investment objectives. The Trustees noted performance results generally exceeded a comparable broad-based securities market index.

3.	COSTS OF SERVICES AND PROFITS TO BE REALIZED BY THE ADVISOR.

The Trustees considered the Fund’s proposed management fee and total expense ratio relative to industry averages for the Fund’s benchmark category, as provided by Lipper Analytical New Applications. The Trustees noted that the Advisor has agreed to cap the total expense ratio of the Fund at a level that is above the industry average of total expenses for funds in the benchmark category and that the Fund’s proposed management fee was higher than the industry average for funds in the benchmark category. While the fees were higher than industry averages, they were within the range of fees for funds in the benchmark category. It was also noted that the fees reflect the specialty product-nature of the Fund that gives individual investors access to a product that would not normally be available to them.

The Trustees considered the Advisor’s balance sheet, noting that while the expense cap was in place it appeared that the Advisor had the financial stability to reimburse the Fund if necessary during the start up period.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees noted that the Advisor’s cap on the Fund’s total expenses is a benefit to the Fund’s investors. The Advisor indicated that it would be willing to consider a breakpoint fee schedule if the assets in the Fund grew to levels that would make such an arrangement possible.

5.	OTHER RELEVANT CONSIDERATIONS.

The Trustees considered the size, education and experience of the Advisor’s staff, the Advisor’s fundamental research capabilities and its commitment to compliance and concluded in each of these areas that the Advisor was structured in such a way to support the level of services being provided to the Fund.

The Trustees also considered the character and amount of other incidental benefits that could be received by the Advisor from its association with the Fund. The Trustees concluded that potential “fall-out” benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all these factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders would receive favorable performance at reasonable fees and, therefore, approval of the Agreement was in the best interests of the Fund.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Ascentia Long/Short Fund has adopted proxy voting policies and procedures that delegate to Ascentia Capital Partners, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Ascentia Long/Short Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-506-7390. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Beginning August 31, 2006, the Fund’s proxy voting record will be available without charge, upon request, by calling, toll free, 1-866-506-7390, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Ascentia Long/Short Fund

Investment Advisor

Ascentia Capital Partners, LLC

9408 Double R Blvd.

Suite B

Reno, Nevada 89521

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”))

are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through the filing of an exhibit. Not applicable.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ JOSEPH NEUBERGER
Joseph Neuberger, President and Treasurer

Date May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ JOSEPH NEUBERGER
Joseph Neuberger, President and Treasurer

Date May 8, 2006